UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – November 30, 2010

Item 1: Reports to Shareholders

Vanguard Wellington™ Fund
Annual Report

November 30, 2010

> Vanguard Wellington Fund returned about 6% for Investor Shares for the fiscal year ended November 30, 2010, trailing the fund’s composite index and peers.

> Lackluster stock selection in the financial and energy sectors weighed on the performance of the fund’s equity portfolio. Its bond holdings posted stronger results, modestly beating their benchmark index.

> For the decade ended November 30, 2010, the fund outperformed its comparative standards.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Trustees Approve Advisory Agreement.	35
Glossary.	36

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2010
Total
Returns
Vanguard Wellington Fund
Investor Shares	6.43%
Admiral™ Shares	6.52
Wellington Composite Index	9.48
Mixed-Asset Target Allocation Growth Funds Average	9.42

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2009, Through November 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$28.99	$29.94	$0.878	$0.000
Admiral Shares	50.07	51.71	1.560	0.000

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended November 30, 2010, Vanguard Wellington Fund’s Investor Shares returned about 6%, behind the return of the fund’s composite benchmark index and the average return of peers.

This was the first time since 1999 that the fund’s fiscal-year return fell behind that of its benchmark index and the first time since 2003 that it underperformed its peers. The fund’s unaccustomed shortfall stemmed from its equity portfolio, which makes up roughly 65% of its assets. Subpar stock selection in the financial, energy, and information technology sectors hurt its performance.

The fixed income portion of the fund, which makes up roughly 35% of its assets, slightly outperformed its bond benchmark. The portfolio benefited from its investments in high-quality corporate bonds within the financial industry and in U.S. government agency debt. At the end of November, the fund’s 30-day SEC yield was 2.09% for Investor Shares and 2.16% for Admiral Shares.

Please note that on October 6, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

If you hold the Wellington Fund in a taxable account, you may wish to review the section on the fund’s after-tax returns later in this report.

Periods of strength and weakness added up to solid stock returns
Stock prices followed a tortuous path to solid gains for the fiscal year. Strength at the start of the year was followed by a summer of weakness and then an autumn revival. The broad U.S. stock market returned more than 13% for the period. Non-U.S. markets had a more modest return approaching 6%, restrained by the fiscal and political dramas in Europe and the dollar’s gains relative to the euro.

Bonds produced good returns amid fiscal and monetary drama
Although global stock markets produced superior returns, bond markets were the more dramatic setting in the past year. The yield of the 10-year U.S. Treasury note declined sharply as a variety of forces—including Europe’s sovereign debt crisis and anticipation that the Federal Reserve would begin a new round of Treasury buying—drove investors into low-yielding government bonds.

The municipal bond market contended with somewhat sensational headlines about the strains on state and municipal budgets, and also with changes in the

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.48%	-4.66%	1.30%
Russell 2000 Index (Small-caps)	26.98	-0.37	2.79
Dow Jones U.S. Total Stock Market Index	13.39	-3.88	1.84
MSCI All Country World Index ex USA (International)	5.69	-7.41	4.69

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	6.02%	6.39%	6.23%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	4.76	4.86	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.79	2.36

CPI
Consumer Price Index	1.14%	1.35%	2.06%

composition of the bond supply resulting largely from the fast-growing inventory of Build America Bonds. The broad U.S. bond market returned about 6% for the full year, while the tax-exempt municipal market returned almost 5%.

As bond prices rise and yields decline, the opportunity for continued strength in the bond market diminishes. Near the end of the period, prices retreated in both the taxable and tax-exempt markets.

The Fed’s target for short-term interest rates remained near zero throughout the period, keeping money market fund returns at historical lows.

The fund’s stock holdings hurt its relative performance
The Wellington Fund Investor Shares’ 6.43% return for the fiscal year marked a return to a more normal level of performance compared with their return of 26.46% a year earlier, when the fund rebounded from a punishing 2008.

The fund’s equity holdings returned about 6% for the 12 months. By comparison, the S&P 500 Index, the benchmark for the equity portion of the portfolio, returned 9.94%. The Wellington Fund’s bias toward stocks with above-average dividend yields didn’t always align with the market’s sweet spot. In fact, in the first half of the year, the best-performing stocks were

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.34%	0.23%	1.05%

The fund expense ratios shown are from the prospectus dated March 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the fund’s expense ratios were 0.30% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mixed-Asset Target Allocation Growth Funds.

those of smaller, growth-oriented companies with more speculative financial conditions. The stock market’s plunge in May, following the sovereign debt crisis in Europe, pushed the fund’s equity component into negative territory. The global stock markets quickly recovered in the second half of the year, but the fund’s stock portfolio trailed a few steps behind.

The advisor’s subpar stock selection in the financial and energy sectors was a notable drag on returns. Financials, the fund’s largest equity sector, representing nearly 15% of equity assets on average, was also its biggest detractor. The sector pruned about 2 percentage points from the stock portfolio, as the fund’s sizable investment in commercial banks and diversified financial services companies produced disappointing returns. For much of the fiscal year, financial companies wrestled with uncertainty as policymakers in the United States and overseas drafted new regulations and contended with emergencies such as the European crisis.

The energy sector was the fund’s weakest component relative to its benchmark. The fund held the worst-performing integrated oil and gas companies for the period, including BP (–49%), which was battered by the Gulf of Mexico rig explosion and oil spill in the spring. (The benchmark index didn’t include BP.) Energy stocks overall suffered from lower crude oil prices as concern grew over a lukewarm global economy.

Total Returns
Ten Years Ended November 30, 2010

Average
Annual Return
Wellington Fund Investor Shares	6.15%
Wellington Composite Index	3.09
Mixed-Asset Target Allocation Growth Funds Average	2.74

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund also fell behind its benchmark in the information technology sector. In this case, its performance was hurt not so much by poor stock selection as by the advisor’s adherence to a long-standing focus on dividend-paying stocks. The fund didn’t hold the benchmark’s largest IT holding and star performer, Apple (+56%), which doesn’t issue dividends.

Bright spots in the fund’s equity performance for the period included the industrial and consumer-oriented sectors. In industrials, farm and construction equipment manufacturers Deere (+42%) and Caterpillar (+39%) benefited from increased global demand for their products. A modest rebound in consumer confidence also lifted the stocks of auto manufacturers, media conglomerates, and tobacco and soft drink companies.

The Wellington Fund’s fixed income holdings returned 7.38% for the fiscal year, slightly ahead of the return of the bond portfolio’s benchmark, the Barclays Capital U.S. Credit A or Better Bond Index (+7.27%). The fund benefited from its emphasis on high-quality corporate bonds and government securities. Among the better-performing bonds were those in transportation, insurance, and real estate investment trusts (REITs).

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

The fund outshone its standards, posted strong gains for the decade
As the nation’s oldest balanced mutual fund, Vanguard Wellington Fund has endured countless ups and downs in the stock and bond markets over the past 81 years. Though the fund has at times been out of step with market sentiment, its disciplined focus on both attractively priced stocks with above-average yields and high-quality bonds has served it well throughout its long history.

For the decade ended November 30, 2010, the Wellington Fund’s Investor Shares returned 6.15%, almost double the return of the fund’s composite benchmark index and 3.41 percentage points ahead of the average return of its peers.

Despite constantly changing market conditions, the management of the fund by Wellington Management Company continues to be characterized by prudence and expert selection of reasonably valued stocks and investment-grade bonds. The fund’s ongoing cost advantage has also been a key to success, as you, the rightful owner, keep more of the returns.

Look beyond short-term volatility, to long-term opportunity
The stock market’s gyrations over the past couple of years have left some shareholders uneasy about their investments. As difficult as it can be amid the market’s daily noise, we urge investors to ignore the short-term ups and downs and instead let their long-term financial goals, investment time horizon, and risk tolerance guide their investment decisions. Vanguard encourages investors to select a diversified mix of stock, bond, and money market funds. Such a balanced approach can shield you from the markets’ worst outcomes while giving you the opportunity to participate in the best.

For more than 80 years, Vanguard Wellington Fund has embraced a similar approach, focused on large-cap stocks with above-average dividend yields and on high-quality bonds. With its commitment to diversification, long-term outlook, and low costs, the Wellington Fund can play an important role in your investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 10, 2010

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 6.43% for the fiscal year ended November 30, 2010. Our performance trailed the 9.48% return of the composite index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, as well as the 9.42% average return of mixed-asset target growth funds.

Investment environment
Stocks gained 9.94% for the 12 months ended November 30 as measured by the S&P 500 Index. Global equities fell modestly at the end of the period as renewed sovereign debt concerns in Europe, policy tightening in China, and rising tensions on the Korean peninsula pressured markets. At the same time, U.S. equities reached two-year highs on the back of the U.S. Federal Reserve’s additional $600 billion bond-buying program, strong gains by the Republican Party in the U.S. mid-term elections, and better-than-expected job growth in October. However, Europe’s debt troubles continued to weigh on equities.

Since the stock market hit bottom in early 2009, risk assets have rebounded strongly as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first part of 2010, U.S. retail sales showed surprising strength, and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persisted, however, as renewed European sovereign debt

Equity Portfolio Changes
Fiscal Year Ended November 30, 2010

Additions	Comments
News Corporation	We added a new position after the stock price was weakened by disappointing entries from the company’s film entertainment unit.
Qualcomm	We added a new position as market skepticism regarding the
company’s long-term growth prospects pushed the share price lower.

Deletions	Comments
Walt Disney	We eliminated our position after strong execution by management amid difficult economic conditions led to better-than-expected operating results and increased revenue.
International Paper	We eliminated our equity position as the trade-off between risk and reward was no longer favorable.

woes, rising hostilities between North and South Korea, and China’s credit tightening overshadowed the favorable U.S. economic indicators. The initial rally spurred by the second round of quantitative easing by the U.S. Federal Reserve faded amid criticism of the program. Treasury yields increased, and the curve generally flattened toward the end of the period.

Our successes
Select holdings in the materials sector added to results. Top absolute contributors during the period included Deere, Comcast, AT&T, and Ford Motor. Deere shares gained on continued strong global sales growth and a significant rise in agricultural and commodity prices, which bodes well for future orders of Deere’s farm equipment. Deere raised its dividend earlier in the year in an effort to enhance shareholder value. Comcast shares gained, despite continued subscriber losses, on strong revenue growth. AT&T shares rallied as investors flocked to high-yielding equities. Signs of a successful move to tiered pricing for wireless data from previously unlimited offerings also improved the outlook for future returns. Ford shares bounced late in the period after the company announced the results of a debt conversion offer, which reduced the company’s outstanding debt by $1.9 billion and strengthened its balance sheet.

The fund’s bond portfolio performed well, driven primarily by security selection in corporate bonds. The corporate bond sector attracted the most attention from investors as issuers were perceived to be well-suited to weather the economic cycle, to have ample access to capital and liquidity, and to be able to generate consistent profits through the downturn. Our security selection within the corporate bond sector helped returns, particularly in the banking, consumer, transportation, and natural gas utilities areas. Corporate bonds outperformed the bond market as a whole.

Our shortfalls
Disappointing stock selection was primarily responsible for the equity portfolio’s performance for the period. Security selection in the energy, financial, and information technology sectors detracted from results. Absolute detractors included Bank of America, Total, BP, and Medtronic. Bank of America shares tumbled sharply because of ongoing regulatory concerns regarding the bank’s acquisition of Merrill Lynch in 2009. The company reached a settlement agreement with the SEC later in the period. Our largest holdings in financials have suffered because of the foreclosure challenges affecting the sector. We believe this is a short- to medium-term problem but one that will not be remedied in a year. BP shares fell sharply following the spill in the Gulf of Mexico. Total’s shares fell on weak refining margins and disappointing upstream exploration news, which has led to questions about the oil and gas company’s long-term growth potential. A rotation into cheaper European integrated-oil companies has also pressured shares. Medtronic’s share price fell following a 35% drop in profit for the fiscal second quarter. The company’s legal fees tied to defective devices also contributed to its weak sales figures.

Within fixed income, our U.S. Treasury positions, which we hold for potential liquidity needs, underperformed higher-risk assets during the period. Our security selection in the electric utilities and capital goods sectors also detracted modestly. The shift in the yield curve, with intermediate bond yields falling more than those of short- and long-term bonds, also slightly detracted from returns.

The fund’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in the stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process. We are focused on identifying industries with a favorable outlook for balanced supply and demand.

As fears of a double-dip recession abated, many of our cyclical stocks performed well. In contrast, financials and health care lagged the broad market and gave us an opportunity to add to positions within those sectors. At the end of the period, the fund was overweighted in energy, financials, health care, and industrials and underweighted in the IT and consumer sectors.

The fund’s bond portion is currently positioned to be market neutral on interest rates as ongoing accommodative monetary policies are somewhat offset by improving economic data. We remain largely invested in corporate bonds, although we are aware that the recovery is on wobbly legs and, therefore, that we should have some insurance in the form of Treasuries in the mix. We also hold some government agency mortgage-backed securities. For good value within the corporate bond sector we continue to like REIT bonds, cable companies, and utilities. We are underweighted in foreign governments and agencies as the financial strains should continue for these entities for some time.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

December 16, 2010

Wellington Fund

Fund Profile
As of November 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWELX		VWENX
Expense Ratio[1]	0.34%		0.23%
30-Day SEC Yield	2.09%		2.16%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	104	500	3,905
Median Market Cap $57.2B		$45.6B	$28.3B
Price/Earnings Ratio	12.6x	16.0x	17.2x
Price/Book Ratio	1.8x	2.1x	2.1x
Return on Equity	21.0%	20.4%	18.9%
Earnings Growth Rate	3.4%	6.4%	6.4%
Dividend Yield	2.5%	2.0%	1.8%
Foreign Holdings	18.9%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	3.9%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit	Aggregate
		A or Better	Bond
	Fund	Index	Index
Number of Bonds	438	2,405	8,221
Yield to Maturity
(before expenses)	3.2%	3.3%	2.7%
Average Coupon	4.9%	5.1%	4.3%
Average Duration	5.9 years	6.2 years	4.8 years
Average Effective
Maturity	8.9 years	9.5 years	6.8 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.93
Beta	0.94	0.63

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
AT&T Inc.	Integrated
	Telecommunication
	Services	3.7%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.5
International Business	IT Consulting &
Machines Corp.	Other Services	3.0
Chevron Corp.	Integrated Oil &
	Gas	2.9
Wells Fargo & Co.	Diversified Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.3
JPMorgan Chase & Co.	Diversified Financial
	Services	2.1
Merck & Co. Inc.	Pharmaceuticals	1.9
Eli Lilly & Co.	Pharmaceuticals	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Top Ten		25.3%
Top Ten as % of Total Net Assets		16.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the expense ratios were 0.30% for Investor Shares and 0.22% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	8.7%	10.8%	12.2%
Consumer Staples	8.2	11.0	9.8
Energy	13.6	11.7	10.4
Financials	16.8	15.3	16.1
Health Care	14.7	11.3	10.8
Industrials	11.8	10.9	11.3
Information
Technology	14.1	18.9	19.0
Materials	4.3	3.6	4.4
Telecommunication
Services	3.7	3.1	2.7
Utilities	4.1	3.4	3.3

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	0.4%
Finance	34.2
Foreign	4.8
Government Mortgage-Backed	4.9
Industrial	28.0
Treasury/Agency	9.9
Utilities	8.8
Other	5.1
Short-Term Reserves	3.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
Aaa	20.0%
Aa	22.6
A	44.3
Baa	12.3
Ba	0.2
Not Rated	0.6

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2000, Through November 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	6.43%	4.81%	6.15%	$18,168
Dow Jones U.S. Total Stock Market
Index	13.39	1.84	2.15	12,374
Barclays Capital U.S. Aggregate Bond
Index	6.02	6.23	6.15	18,156
Wellington Composite Index	9.48	3.00	3.09	13,557
Mixed-Asset Target Allocation Growth
Funds Average	9.42	2.33	2.74	13,106

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

		Average Annual Total Returns
		Periods Ended November 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(5/14/2001)	Investment
Wellington Fund Admiral Shares	6.52%	4.91%	5.74%	$85,192
Dow Jones U.S. Total Stock Market
Index	13.39	1.84	2.63	64,059
Barclays Capital U.S. Aggregate
Bond Index	6.02	6.23	5.95	86,837
Wellington Composite Index	9.48	3.00	3.40	68,818
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 30, 2000, Through November 30, 2010

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	9.57%	4.68%	3.35%	2.95%	6.30%
Admiral Shares	5/14/2001	9.64	4.79	3.46[1]	2.26[1]	5.72[1]
1 Return since inception.

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	24,202,400	484,048	0.9%
Staples Inc.	19,396,600	426,919	0.8%
News Corp. Class A	26,989,500	368,137	0.7%
Johnson Controls Inc.	9,339,800	340,342	0.7%
Consumer Discretionary—Other †		1,324,619	2.6%
		2,944,065	5.7%
Consumer Staples
PepsiCo Inc.	7,504,900	485,042	0.9%
Philip Morris International Inc.	8,086,600	460,047	0.9%
Procter & Gamble Co.	6,441,775	393,399	0.8%
Wal-Mart Stores Inc.	6,755,700	365,416	0.7%
Consumer Staples—Other †		1,076,062	2.1%
		2,779,966	5.4%
Energy
Exxon Mobil Corp.	17,045,964	1,185,717	2.3%
Chevron Corp.	12,312,300	996,927	2.0%
Anadarko Petroleum Corp.	7,504,300	481,476	0.9%
Baker Hughes Inc.	6,169,200	321,786	0.6%
Total SA ADR	6,506,900	317,342	0.6%
Energy—Other †		1,294,675	2.5%
		4,597,923	8.9%
Financials
Wells Fargo & Co.	32,950,417	896,581	1.8%
JPMorgan Chase & Co.	19,408,376	725,485	1.4%
MetLife Inc.	13,003,905	496,099	1.0%
ACE Ltd.	7,331,300	429,028	0.8%
PNC Financial Services Group Inc.	6,924,600	372,890	0.7%
Bank of America Corp.	31,686,800	346,970	0.7%
* UBS AG	20,759,734	312,849	0.6%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Goldman Sachs Group Inc.	1,325,900	207,026	0.4%
Financials—Other †		1,906,964	3.7%
		5,693,892	11.1%
Health Care
Pfizer Inc.	47,398,541	772,122	1.5%
Merck & Co. Inc.	18,752,352	646,394	1.3%
Eli Lilly & Co.	17,237,300	580,208	1.1%
Johnson & Johnson	8,785,800	540,766	1.1%
AstraZeneca plc ADR	9,018,400	423,233	0.8%
Medtronic Inc.	12,602,200	422,552	0.8%
Bristol-Myers Squibb Co.	15,302,300	386,230	0.8%
Cardinal Health Inc.	8,850,900	314,915	0.6%
Health Care—Other †		883,374	1.7%
		4,969,794	9.7%
Industrials
Deere & Co.	6,670,100	498,256	1.0%
General Electric Co.	28,172,600	445,972	0.9%
Siemens AG	3,734,987	408,259	0.8%
United Parcel Service Inc. Class B	5,760,900	404,012	0.8%
FedEx Corp.	3,691,400	336,360	0.7%
Waste Management Inc.	9,645,700	330,365	0.6%
Industrials—Other †		1,565,876	3.0%
		3,989,100	7.8%
Information Technology
International Business Machines Corp.	7,099,500	1,004,295	2.0%
Microsoft Corp.	17,227,900	434,315	0.9%
Accenture plc Class A	9,985,400	432,568	0.8%
QUALCOMM Inc.	8,726,100	407,858	0.8%
* Cisco Systems Inc.	18,712,000	358,522	0.7%
Texas Instruments Inc.	11,272,400	358,462	0.7%
Automatic Data Processing Inc.	7,057,400	314,548	0.6%
Information Technology—Other †		1,460,042	2.8%
		4,770,610	9.3%
Materials
Rio Tinto plc	5,086,076	324,648	0.7%
BASF SE	4,099,514	306,044	0.6%
Materials—Other †		835,996	1.6%
		1,466,688	2.9%
Telecommunication Services
AT&T Inc.	44,859,885	1,246,656	2.4%

Utilities
Dominion Resources Inc.	9,920,200	411,986	0.8%
NextEra Energy Inc.	7,154,800	362,176	0.7%
Exelon Corp.	9,165,500	360,846	0.7%
Utilities—Other †		260,583	0.5%
		1,395,591	2.7%
Total Common Stocks (Cost $27,631,933)		33,854,285	65.9%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	3.500%	5/15/20	1,075,000	1,146,219	2.2%
	U.S. Government Securities—Other †				88,405	0.2%
					1,234,624	2.4%
Agency Bonds and Notes
1	Bank of America Corp.	3.125%	6/15/12	50,000	51,991	0.1%
1	General Electric
	Capital Corp.	2.000%–3.000%	12/9/11–9/28/12	98,985	101,634	0.2%
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,822	0.1%
1	JPMorgan Chase & Co.	3.125%	12/1/11	25,000	25,676	0.1%
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,965	0.0%
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,499	0.0%
	Agency Bonds and Notes—Other †				176,957	0.4%
					441,544	0.9%
Conventional Mortgage-Backed Securities
2	Fannie Mae Pool	3.500%	12/1/25	793,000	811,088	1.6%
	Conventional Mortgage-Backed Securities—Other †				9,332	0.0%
					820,420	1.6%
Total U.S. Government and Agency Obligations (Cost $2,476,531)					2,496,588	4.9%
[3]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $72,888) †					72,125	0.1%
Corporate Bonds
Finance
	Banking
	BAC Capital Trust VI	5.625%	3/8/35	96,180	80,671	0.2%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	96,838	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	29,800	0.1%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,632	0.0%
	Goldman Sachs Group Inc.	5.350%–6.750%	5/1/14–10/1/37	322,995	342,423	0.7%
4	JPMorgan Chase & Co.	3.700%–7.900%	6/1/14–12/29/49	319,861	344,282	0.7%
	Merrill Lynch & Co. Inc.	5.770%–6.875%	7/25/11–9/15/26	188,000	195,260	0.4%
	National City Bank
	of Pennsylvania	7.250%	10/21/11	20,000	20,908	0.0%
	National City Corp.	6.875%	5/15/19	13,950	16,182	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	52,608	0.1%
4	PNC Financial Services
	Group Inc.	8.250%	5/31/49	44,000	46,970	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	65,252	0.1%
	Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	41,390	0.1%
	Wells Fargo & Co.	3.625%–5.625%	9/1/12–12/11/17	161,350	174,152	0.3%
	Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,464	0.0%
3	Banking—Other †				2,299,961	4.5%
	Brokerage †				28,907	0.1%
	FinanceCompanies
	General Electric
	Capital Corp.	5.250%–6.750%	2/15/12–8/7/37	252,800	270,254	0.5%
3	Finance Companies—Other †				108,362	0.2%
	Insurance
3	Metropolitan Life Global Funding I	5.125%	11/9/11–6/10/14	50,000	53,107	0.1%
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	62,203	0.1%
3	Insurance—Other †				1,040,598	2.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Other Finance †				56,520	0.1%
3 Real Estate Investment Trusts †				275,210	0.5%
				5,733,954	11.2%
Industrial
BasicIndustry †				141,579	0.3%
CapitalGoods
Deere & Co.	7.125%	3/3/31	17,500	22,082	0.0%
General Electric Co.	5.250%	12/6/17	41,685	45,972	0.1%
John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	85,532	0.2%
3 Capital Goods—Other †				375,632	0.7%
Communication
AT&T Inc.	5.100%–6.800%	9/15/14–9/1/37	178,255	197,599	0.3%
BellSouth Corp.	5.200%–6.550%	10/15/11–11/15/34	89,220	95,820	0.2%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	27,600	30,113	0.1%
Communication—Other †				466,068	0.9%
3 Consumer Cyclical †				710,960	1.4%
Consumer Noncyclical
AstraZeneca plc	6.450%	9/15/37	48,385	58,142	0.1%
Eli Lilly & Co.	6.000%	3/15/12	45,000	47,977	0.1%
Johnson & Johnson	5.150%	7/15/18	14,800	17,038	0.0%
Merck & Co. Inc.	5.125%–6.550%	11/15/11–9/15/37	118,000	128,066	0.2%
PepsiCo Inc.	3.100%–7.000%	5/15/12–3/1/29	108,000	116,459	0.2%
Pfizer Inc.	5.350%	3/15/15	33,000	37,747	0.1%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	38,069	0.1%
3 Consumer Noncyclical—Other †				961,016	1.9%
3 Energy †				331,292	0.6%
3 Other Industrial †				91,129	0.2%
Technology
IBM International Group Capital LLC 5.050%		10/22/12	50,000	54,015	0.1%
International Business
Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	62,600	0.1%
Technology—Other †				295,156	0.6%
3 Transportation †				294,027	0.6%
				4,704,090	9.1%
Utilities
3 Electric†				1,223,817	2.4%
3 NaturalGas †				226,615	0.4%
Other Utility †				43,754	0.1%
				1,494,186	2.9%
Total Corporate Bonds (Cost $11,040,519)				11,932,230	23.2%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $744,114) †				805,444	1.6%
[3]Taxable Municipal Bonds (Cost $833,085) †				854,375	1.7%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 11/30/10, Repurchase Value
$2,013,114,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.500%, 11/1/25–12/1/40,
Federal National Mortgage Assn.
4.500%–5.500%, 1/1/25–7/1/40)	0.250%	12/1/10	2,013,100	2,013,100	3.9%

			Shares
Money Market Fund
5,6 Vanguard Market Liquidity Fund	0.216%		30,658,020	30,658	0.1%
Total Temporary Cash Investments (Cost $2,043,758)				2,043,758	4.0%
[7]Total Investments (Cost $44,842,828)				52,058,805	101.4%
Other Assets and Liabilities
Other Assets				414,589	0.8%
Liabilities[6]				(1,133,879)	(2.2%)
				(719,290)	(1.4%)
Net Assets				51,339,515	100.0%

Wellington Fund

At November 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	45,981,858
Undistributed Net Investment Income	194,785
Accumulated Net Realized Losses	(2,053,093)
Unrealized Appreciation (Depreciation)
Investment Securities	7,215,977
Foreign Currencies	(12)
Net Assets	51,339,515

Investor Shares—Net Assets
Applicable to 892,381,646 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,716,873
Net Asset Value Per Share—Investor Shares	$29.94

Admiral Shares—Net Assets
Applicable to 476,134,693 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,622,642
Net Asset Value Per Share—Admiral Shares	$51.71

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the aggregate value of these securities was $2,028,001,000, representing 4.0% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $30,658,000 of collateral received for securities on loan.
7 The total value of securities on loan is $29,733,000.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2010
($000)
Investment Income
Income
Dividends[1]	840,232
Interest	763,665
Security Lending	10,057
Total Income	1,613,954
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,158
Performance Adjustment	6,766
The Vanguard Group—Note C
Management and Administrative—Investor Shares	55,082
Management and Administrative—Admiral Shares	23,778
Marketing and Distribution—Investor Shares	6,661
Marketing and Distribution—Admiral Shares	4,482
Custodian Fees	332
Auditing Fees	31
Shareholders’ Reports—Investor Shares	484
Shareholders’ Reports—Admiral Shares	73
Trustees’ Fees and Expenses	81
Total Expenses	131,928
Net Investment Income	1,482,026
Realized Net Gain (Loss)
Investment Securities Sold	859,778
Futures Contracts	(4,052)
Swap Contracts	3,485
Foreign Currencies	(1,524)
Realized Net Gain (Loss)	857,687
Change in Unrealized Appreciation (Depreciation)
Investment Securities	731,849
Foreign Currencies	(172)
Change in Unrealized Appreciation (Depreciation)	731,677
Net Increase (Decrease) in Net Assets Resulting from Operations	3,071,390

1 Dividends are net of foreign withholding taxes of $18,978,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,482,026	1,454,649
Realized Net Gain (Loss)	857,687	(2,326,850)
Change in Unrealized Appreciation (Depreciation)	731,677	10,570,485
Net Increase (Decrease) in Net Assets Resulting from Operations	3,071,390	9,698,284
Distributions
Net Investment Income
Investor Shares	(859,061)	(877,808)
Admiral Shares	(629,966)	(594,812)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,489,027)	(1,472,620)
Capital Share Transactions
Investor Shares	(2,346,300)	678,727
Admiral Shares	4,778,476	1,239,126
Net Increase (Decrease) from Capital Share Transactions	2,432,176	1,917,853
Total Increase (Decrease)	4,014,539	10,143,517
Net Assets
Beginning of Period	47,324,976	37,181,459
End of Period[1]	51,339,515	47,324,976

1 Net Assets—End of Period includes undistributed net investment income of $194,785,000 and $201,646,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.99	$23.79	$34.56	$33.76	$31.34
Investment Operations
Net Investment Income	.868	.909	1.037	1.059	.982
Net Realized and Unrealized Gain (Loss)
on Investments	.960	5.217	(9.289)	2.172	3.392
Total from Investment Operations	1.828	6.126	(8.252)	3.231	4.374
Distributions
Dividends from Net Investment Income	(.878)	(.926)	(1.094)	(1.030)	(.980)
Distributions from Realized Capital Gains	—	—	(1.424)	(1.401)	(.974)
Total Distributions	(.878)	(.926)	(2.518)	(2.431)	(1.954)
Net Asset Value, End of Period	$29.94	$28.99	$23.79	$34.56	$33.76

Total Return[1]	6.43%	26.46%	-25.59%	10.09%	14.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,717	$28,114	$22,486	$31,451	$29,318
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.34%	0.29%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.59%	3.44%	3.14%	3.10%
Portfolio Turnover Rate	35%	28%	30%	23%	25%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$50.07	$41.10	$59.71	$58.32	$54.15
Investment Operations
Net Investment Income	1.542	1.619	1.848	1.894	1.768
Net Realized and Unrealized Gain (Loss)
on Investments	1.658	8.999	(16.048)	3.762	5.849
Total from Investment Operations	3.200	10.618	(14.200)	5.656	7.617
Distributions
Dividends from Net Investment Income	(1.560)	(1.648)	(1.950)	(1.847)	(1.765)
Distributions from Realized Capital Gains	—	—	(2.460)	(2.419)	(1.682)
Total Distributions	(1.560)	(1.648)	(4.410)	(4.266)	(3.447)
Net Asset Value, End of Period	$51.71	$50.07	$41.10	$59.71	$58.32

Total Return	6.52%	26.57%	-25.52%	10.23%	14.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,623	$19,211	$14,696	$19,323	$15,851
Ratio of Total Expenses to
Average Net Assets[1]	0.22%	0.23%	0.18%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.70%	3.55%	3.25%	3.23%
Portfolio Turnover Rate	35%	28%	30%	23%	25%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Wellington Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the fund forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellington Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended November 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $6,766,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2010, the fund had contributed capital of $9,039,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	31,791,190	2,063,095	—
U.S. Government and Agency Obligations	—	2,496,588	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	72,125	—
Corporate Bonds	—	11,932,230	—
Sovereign Bonds	—	805,444	—
Taxable Municipal Bonds	—	854,375	—
Temporary Cash Investments	30,658	2,013,100	—
Total	31,821,848	20,236,957	—

Wellington Fund

E. Realized net gain (loss) on derivatives for the year ended November 30, 2010, were:
	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(4,052)	—	(4,052)
Swap Contracts	—	3,485	3,485
Realized Net Gain (Loss) on Derivatives	(4,052)	3,485	(567)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2010, the fund realized net foreign currency losses of $1,524,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,664,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at November 30, 2010, the fund had $276,331,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,045,917,000 to offset future net capital gains through November 30, 2017.

The fund had realized losses totaling $6,715,000 through November 30, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2010, the cost of investment securities for tax purposes was $44,853,217,000. Net unrealized appreciation of investment securities for tax purposes was $7,205,588,000, consisting of unrealized gains of $8,230,390,000 on securities that had risen in value since their purchase and $1,024,802,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2010, the fund purchased $12,009,924,000 of investment securities and sold $10,158,858,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,972,256,000 and $6,850,613,000, respectively.

Wellington Fund

H. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,053,445	138,444	3,655,303	144,636
Issued in Lieu of Cash Distributions	832,812	28,659	849,915	34,192
Redeemed	(7,232,557)	(244,648)	(3,826,491)	(153,943)
Net Increase (Decrease)—Investor Shares	(2,346,300)	(77,545)	678,727	24,885
Admiral Shares
Issued	6,523,387	127,011	2,941,896	66,378
Issued in Lieu of Cash Distributions	577,590	11,508	541,836	12,610
Redeemed	(2,322,501)	(46,086)	(2,244,606)	(52,839)
Net Increase (Decrease)—Admiral Shares	4,778,476	92,433	1,239,126	26,149

I. In preparing the financial statements as of November 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, PA

January 13, 2011

Special 2010 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $734,343,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 45.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.43%	4.81%	6.15%
Returns After Taxes on Distributions	5.64	3.54	4.75
Returns After Taxes on Distributions and Sale of Fund Shares	4.47	3.67	4.71

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2010	11/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,073.03	$1.46
Admiral Shares	1,000.00	1,073.38	1.09
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.66	$1.42
Admiral Shares	1,000.00	1,024.02	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1929. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012011

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

		Market
		Value
	Shares	($000)
Common Stocks (65.9%)
Consumer Discretionary (5.7%)
Comcast Corp. Class A	24,202,400	484,048
Staples Inc.	19,396,600	426,919
News Corp. Class A	26,989,500	368,137
Johnson Controls Inc.	9,339,800	340,342
Time Warner Inc.	8,491,000	250,400
* Ford Motor Co.	15,541,460	247,731
Honda Motor Co. Ltd. ADR	5,451,500	197,508
Target Corp.	3,450,100	196,449
* Daimler AG	2,660,594	172,309
Home Depot Inc.	5,687,800	171,828
Lowe's Cos. Inc.	3,894,000	88,394
		2,944,065
Consumer Staples (5.4%)
PepsiCo Inc.	7,504,900	485,042
Philip Morris International Inc.	8,086,600	460,047
Procter & Gamble Co.	6,441,775	393,399
Wal-Mart Stores Inc.	6,755,700	365,416
Nestle SA ADR	4,738,600	259,249
CVS Caremark Corp.	7,444,100	230,767
Coca-Cola Co.	3,547,600	224,102
Unilever NV	6,540,700	185,625
Kimberly-Clark Corp.	1,722,000	106,574
Colgate-Palmolive Co.	911,100	69,745
		2,779,966
Energy (8.9%)
Exxon Mobil Corp.	17,045,964	1,185,717
Chevron Corp.	12,312,300	996,927
Anadarko Petroleum Corp.	7,504,300	481,476
Baker Hughes Inc.	6,169,200	321,786
Total SA ADR	6,506,900	317,342
Marathon Oil Corp.	8,861,800	296,604
ConocoPhillips	3,667,463	220,671
Cenovus Energy Inc.	7,013,704	201,784
BG Group plc	9,952,928	180,161
Encana Corp.	6,466,704	179,128
Schlumberger Ltd.	1,457,100	112,692
Occidental Petroleum Corp.	1,175,400	103,635
		4,597,923
Financials (11.1%)
Wells Fargo & Co.	32,950,417	896,581
JPMorgan Chase & Co.	19,408,376	725,485
MetLife Inc.	13,003,905	496,099
ACE Ltd.	7,331,300	429,028
PNC Financial Services Group Inc.	6,924,600	372,890
Bank of America Corp.	31,686,800	346,970
* UBS AG	20,759,734	312,849
Chubb Corp.	4,232,100	241,272
Barclays plc	59,098,105	237,729
US Bancorp	9,990,600	237,576
Goldman Sachs Group Inc.	1,325,900	207,026
HSBC Holdings plc ADR	2,988,600	151,104
BlackRock Inc.	875,800	142,755
Mitsubishi UFJ Financial Group Inc.	29,809,900	141,210
Hartford Financial Services Group Inc.	6,275,332	139,689
Marsh & McLennan Cos. Inc.	5,332,200	133,732
State Street Corp.	2,993,027	129,299
Toronto-Dominion Bank	1,765,200	128,489
Morgan Stanley	4,979,000	121,786
* AIA Group Ltd.	35,394,400	102,323
		5,693,892

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

		Market
		Value
	Shares	($000)
Health Care (9.7%)
Pfizer Inc.	47,398,541	772,122
Merck & Co. Inc.	18,752,352	646,394
Eli Lilly & Co.	17,237,300	580,208
Johnson & Johnson	8,785,800	540,766
AstraZeneca plc ADR	9,018,400	423,233
Medtronic Inc.	12,602,200	422,552
Bristol-Myers Squibb Co.	15,302,300	386,230
Cardinal Health Inc.	8,850,900	314,915
Teva Pharmaceutical Industries Ltd. ADR	6,065,800	303,533
UnitedHealth Group Inc.	6,161,100	225,003
* Gilead Sciences Inc.	4,488,300	163,823
* St. Jude Medical Inc.	2,583,600	99,959
Covidien plc	2,164,400	91,056
		4,969,794
Industrials (7.8%)
Deere & Co.	6,670,100	498,256
General Electric Co.	28,172,600	445,972
Siemens AG	3,734,987	408,259
United Parcel Service Inc. Class B	5,760,900	404,012
FedEx Corp.	3,691,400	336,360
Waste Management Inc.	9,645,700	330,365
Northrop Grumman Corp.	4,923,500	303,682
General Dynamics Corp.	3,614,100	238,856
Canadian National Railway Co.	3,688,400	235,873
Honeywell International Inc.	4,308,300	214,166
Illinois Tool Works Inc.	4,168,800	198,560
Schneider Electric SA	1,354,682	190,412
Lockheed Martin Corp.	2,709,100	184,327
		3,989,100
Information Technology (9.3%)
International Business Machines Corp.	7,099,500	1,004,295
Microsoft Corp.	17,227,900	434,315
Accenture plc Class A	9,985,400	432,568
QUALCOMM Inc.	8,726,100	407,858
* Cisco Systems Inc.	18,712,000	358,522
Texas Instruments Inc.	11,272,400	358,462
Automatic Data Processing Inc.	7,057,400	314,548
Intel Corp.	13,724,300	289,857
Hewlett-Packard Co.	6,218,800	260,754
* eBay Inc.	8,741,500	254,640
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	21,208,985	227,997
Corning Inc.	12,663,900	223,645
Oracle Corp.	7,512,900	203,149
		4,770,610
Materials (2.9%)
Rio Tinto plc	5,086,076	324,648
BASF SE	4,099,514	306,044
Air Products & Chemicals Inc.	2,834,500	244,391
Dow Chemical Co.	6,827,900	212,894
Syngenta AG ADR	2,914,400	162,361
Vale SA Class B ADR	4,174,472	132,247
Kinross Gold Corp.	4,825,200	84,103
		1,466,688
Telecommunication Services (2.4%)
AT&T Inc.	44,859,885	1,246,656

Utilities (2.7%)
Dominion Resources Inc.	9,920,200	411,986
NextEra Energy Inc.	7,154,800	362,176
Exelon Corp.	9,165,500	360,846

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

					Market
					Value
				Shares	($000)
	PG&E Corp.			5,552,600	260,583
					1,395,591
Total Common Stocks (Cost $27,631,933)					33,854,285

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.9%)
U.S. Government Securities (2.4%)
	United States Treasury Note/Bond	2.750%	2/15/19	52,000	53,194
	United States Treasury Note/Bond	3.500%	5/15/20	1,075,000	1,146,219
	United States Treasury Note/Bond	4.375%	11/15/39	33,715	35,211
					1,234,624
Agency Bonds and Notes (0.9%)
1	Bank of America Corp.	3.125%	6/15/12	50,000	51,991
	Federal Home Loan Banks	3.625%	9/16/11	33,000	33,867
1	General Electric Capital Corp.	3.000%	12/9/11	50,000	51,422
1	General Electric Capital Corp.	2.000%	9/28/12	48,985	50,212
1	HSBC USA Inc.	3.125%	12/16/11	50,000	51,419
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,822
1	JPMorgan Chase & Co.	3.125%	12/1/11	25,000	25,676
1	KeyBank NA	3.200%	6/15/12	25,000	26,021
1	Morgan Stanley	3.250%	12/1/11	25,000	25,699
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,965
	Residual Funding - Strip	0.000%	7/15/20	20,000	14,328
1	SunTrust Bank	3.000%	11/16/11	25,000	25,623
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,499
					441,544
Conventional Mortgage-Backed Securities (1.6%)
2	Fannie Mae Pool	3.500%	12/1/25	793,000	811,088
	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	8,166	9,292
	Ginnie Mae I Pool	8.000%	6/15/17	35	40
					820,420
Total U.S. Government and Agency Obligations (Cost $2,476,531)					2,496,588
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
3	Ally Auto Receivables Trust	1.350%	12/15/15	12,550	12,375
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	55,483
3,4	Marriott Vacation Club Owner Trust	5.362%	10/20/28	4,082	4,267
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $72,888)					72,125
Corporate Bonds (23.2%)
Finance (11.2%)
	Banking (7.5%)
	American Express Bank FSB	5.550%	10/17/12	50,000	53,537
	American Express Bank FSB	5.500%	4/16/13	15,000	16,247
	American Express Credit Corp.	5.875%	5/2/13	44,000	48,103
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	35,000	36,233
4	ANZ National Int'l Ltd.	2.375%	12/21/12	17,425	17,723
4	ANZ National International Ltd.	6.200%	7/19/13	18,960	21,019
	BAC Capital Trust VI	5.625%	3/8/35	96,180	80,671
	Bank of America NA	5.300%	3/15/17	68,000	69,044
	Bank of America NA	6.000%	10/15/36	30,000	27,794
	Bank of New York Mellon Corp.	5.125%	11/1/11	44,000	45,788
	Bank of New York Mellon Corp.	4.950%	11/1/12	30,000	32,330
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	65,016
	Bank of Nova Scotia	3.400%	1/22/15	82,000	86,676
	Barclays Bank plc	5.000%	9/22/16	15,570	16,737
3,4	Barclays Bank plc	5.926%	12/15/49	51,000	46,984

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BB&T Corp.	4.900%	6/30/17	8,045	8,517
BB&T Corp.	5.250%	11/1/19	8,000	8,514
Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,016
Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,784
BNY Mellon NA	4.750%	12/15/14	4,750	5,210
Capital One Bank USA NA	6.500%	6/13/13	20,705	22,841
Citigroup Inc.	5.300%	10/17/12	50,000	53,232
Citigroup Inc.	5.850%	8/2/16	30,000	33,045
Citigroup Inc.	6.125%	11/21/17	64,960	70,723
Citigroup Inc.	8.500%	5/22/19	34,000	41,605
Citigroup Inc.	6.625%	6/15/32	45,000	45,774
Citigroup Inc.	6.125%	8/25/36	30,000	28,260
Citigroup Inc.	8.125%	7/15/39	8,325	10,090
4 Commonwealth Bank of Australia	3.750%	10/15/14	22,650	23,860
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	54,027
4 Credit Agricole SA	3.500%	4/13/15	50,000	51,224
Credit Suisse	5.000%	5/15/13	87,750	95,053
Credit Suisse	5.500%	5/1/14	30,000	33,280
Credit Suisse AG	5.400%	1/14/20	40,000	41,482
Credit Suisse USA Inc.	6.500%	1/15/12	15,000	15,888
Deutsche Bank AG	5.375%	10/12/12	41,245	44,524
Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	64,615
Golden West Financial Corp.	4.750%	10/1/12	10,000	10,632
Goldman Sachs Group Inc.	6.000%	5/1/14	75,000	83,251
Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	75,921
Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	42,511
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	47,876
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	48,686
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	44,178
4 HBOS plc	6.000%	11/1/33	80,500	63,737
HSBC Bank USA NA	4.625%	4/1/14	19,710	20,918
HSBC Holdings plc	6.500%	5/2/36	25,000	25,902
4 ING Bank NV	2.650%	1/14/13	40,000	40,737
4 ING Bank NV	2.000%	10/18/13	40,000	39,946
JPMorgan Chase & Co.	4.650%	6/1/14	30,000	32,304
JPMorgan Chase & Co.	5.125%	9/15/14	50,000	53,849
JPMorgan Chase & Co.	3.700%	1/20/15	46,000	47,973
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	43,471
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	64,409
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,822
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	56,648
3 JPMorgan Chase & Co.	7.900%	12/29/49	31,521	33,806
Mellon Funding Corp.	5.000%	12/1/14	30,000	33,138
Merrill Lynch & Co. Inc.	5.770%	7/25/11	30,000	30,952
Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	72,030
Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	24,656
Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	43,655
Merrill Lynch & Co. Inc.	6.220%	9/15/26	25,000	23,967
Morgan Stanley	6.750%	10/15/13	25,775	28,390
Morgan Stanley	7.070%	2/10/14	17,500	19,127
Morgan Stanley	4.750%	4/1/14	70,000	72,754
Morgan Stanley	6.000%	5/13/14	20,000	21,746
Morgan Stanley	6.000%	4/28/15	44,000	47,800
Morgan Stanley	5.450%	1/9/17	70,000	72,788
Morgan Stanley	6.250%	8/9/26	20,000	20,738
National City Bank of Pennsylvania	7.250%	10/21/11	20,000	20,908
National City Corp.	6.875%	5/15/19	13,950	16,182
4 Nordea Bank AB	3.700%	11/13/14	22,880	24,132
Northern Trust Co.	4.600%	2/1/13	5,925	6,361
Northern Trust Corp.	5.300%	8/29/11	1,320	1,367
Northern Trust Corp.	5.200%	11/9/12	34,940	37,817
Northern Trust Corp.	3.450%	11/4/20	9,000	8,910
4 Oversea-Chinese Banking Corp. Ltd.	7.750%	9/6/11	14,805	15,450
Paribas	6.950%	7/22/13	40,000	45,193

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Bank NA	4.875%	9/21/17	50,000	52,608
3	PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	46,970
	Royal Bank of Scotland Group plc	6.375%	2/1/11	40,775	41,025
	Royal Bank of Scotland Group plc	5.000%	10/1/14	9,700	9,564
	Royal Bank of Scotland Group plc	5.050%	1/8/15	19,510	19,256
	Royal Bank of Scotland Group plc	4.700%	7/3/18	10,000	8,366
4	Standard Chartered plc	3.850%	4/27/15	14,990	15,569
	State Street Corp.	5.375%	4/30/17	76,315	85,999
4	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	60,932
	UBS AG	3.875%	1/15/15	50,000	52,457
	UBS AG	5.875%	7/15/16	50,000	54,363
	US Bancorp	2.875%	11/20/14	32,000	33,238
	US Bank NA	6.300%	2/4/14	30,000	34,084
	Wachovia Bank NA	6.600%	1/15/38	60,000	65,252
	Wachovia Corp.	5.500%	5/1/13	35,000	38,256
	Wachovia Corp.	5.250%	8/1/14	2,900	3,134
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,607
	Wells Fargo & Co.	5.250%	10/23/12	50,000	53,776
	Wells Fargo & Co.	4.625%	4/15/14	15,000	15,889
	Wells Fargo & Co.	3.750%	10/1/14	28,000	29,555
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,311
	Wells Fargo & Co.	5.125%	9/15/16	25,000	27,126
	Wells Fargo & Co.	5.625%	12/11/17	31,150	34,888
	Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,464
	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,647
	Charles Schwab Corp.	4.950%	6/1/14	14,750	16,260
	Finance Companies (0.7%)
	General Electric Capital Corp.	5.875%	2/15/12	30,000	31,723
	General Electric Capital Corp.	6.000%	6/15/12	15,000	16,080
	General Electric Capital Corp.	5.250%	10/19/12	60,000	64,331
	General Electric Capital Corp.	5.450%	1/15/13	40,000	43,259
	General Electric Capital Corp.	5.400%	2/15/17	20,000	21,800
	General Electric Capital Corp.	5.625%	9/15/17	20,000	22,091
	General Electric Capital Corp.	6.750%	3/15/32	30,000	32,592
	General Electric Capital Corp.	6.150%	8/7/37	37,800	38,378
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,700
	HSBC Finance Corp.	6.375%	10/15/11	75,000	78,553
3,4	US Trade Funding Corp.	4.260%	11/15/14	9,596	10,109
	Insurance (2.3%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	24,277
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	10,945
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	45,815
	Aetna Inc.	6.500%	9/15/18	11,460	13,470
4	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	61,200
	Allstate Corp.	5.000%	8/15/14	10,000	11,049
3	Allstate Corp.	6.125%	5/15/37	30,000	30,408
3	Allstate Corp.	6.500%	5/15/57	20,000	20,347
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	54,776
	Chubb Corp.	6.000%	5/11/37	50,000	54,769
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	20,840
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	24,841
	Genworth Global Funding Trusts	5.125%	3/15/11	47,825	48,406
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	26,416
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,427
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,634
	Hartford Financial Services Group Inc.	6.000%	1/15/19	44,000	46,759
4	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	42,392
4	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	33,292
4	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,897
	Mercury General Corp.	7.250%	8/15/11	20,000	20,708
4	Metropolitan Life Global Funding I	5.125%	11/9/11	30,000	31,080
4	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	22,027

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	62,203
4 New York Life Global Funding	5.250%	10/16/12	20,720	22,377
4 New York Life Insurance Co.	5.875%	5/15/33	55,395	59,445
Principal Life Income Funding Trusts	5.125%	3/1/11	42,935	43,414
Prudential Financial Inc.	5.800%	6/15/12	8,520	9,075
Prudential Financial Inc.	5.150%	1/15/13	14,115	15,104
Prudential Financial Inc.	4.750%	4/1/14	28,700	30,709
Prudential Financial Inc.	5.100%	9/20/14	10,000	10,905
Prudential Financial Inc.	4.500%	11/15/20	34,365	34,126
4 TIAA Global Markets Inc.	5.125%	10/10/12	46,100	49,632
Torchmark Corp.	7.875%	5/15/23	45,000	52,464
Travelers Cos. Inc.	5.800%	5/15/18	32,500	37,186
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,894
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	27,407
WellPoint Inc.	4.350%	8/15/20	10,000	10,192
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	52,025	56,520

Real Estate Investment Trusts (0.5%)
Duke Realty LP	5.950%	2/15/17	3,075	3,261
Duke Realty LP	6.500%	1/15/18	11,850	12,986
Realty Income Corp.	6.750%	8/15/19	21,075	24,443
Simon Property Group LP	5.100%	6/15/15	50,000	55,151
Simon Property Group LP	6.100%	5/1/16	49,050	56,614
Simon Property Group LP	6.125%	5/30/18	10,000	11,547
4 WCI Finance LLC / WEA Finance LLC	5.700%	10/1/16	64,150	71,452
4 WEA Finance LLC	7.125%	4/15/18	34,000	39,756
				5,733,954
Industrial (9.1%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	15,000	16,279
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	18,342
EI du Pont de Nemours & Co.	4.750%	11/15/12	17,560	18,808
PPG Industries Inc.	6.875%	2/15/12	9,355	9,967
Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	25,595
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	44,116
3 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	7,125	8,472
Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	30,000	35,203
Boeing Co.	8.625%	11/15/31	9,460	13,117
Caterpillar Financial Services Corp.	2.000%	4/5/13	21,175	21,652
Caterpillar Financial Services Corp.	6.200%	9/30/13	9,000	10,213
Caterpillar Inc.	7.300%	5/1/31	10,000	12,973
Deere & Co.	7.125%	3/3/31	17,500	22,082
General Dynamics Corp.	4.250%	5/15/13	40,000	43,213
General Electric Co.	5.250%	12/6/17	41,685	45,972
John Deere Capital Corp.	5.350%	1/17/12	40,000	42,074
John Deere Capital Corp.	5.100%	1/15/13	40,000	43,458
Raytheon Co.	1.625%	10/15/15	35,210	34,517
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	103,998
United Technologies Corp.	7.500%	9/15/29	19,230	25,081
United Technologies Corp.	6.050%	6/1/36	20,325	23,172
United Technologies Corp.	6.125%	7/15/38	45,000	52,493
Communication (1.5%)
AT&T Inc.	5.100%	9/15/14	40,160	44,686
AT&T Inc.	5.600%	5/15/18	44,000	50,885
AT&T Inc.	6.450%	6/15/34	73,115	78,748
AT&T Inc.	6.800%	5/15/36	11,305	12,793
AT&T Inc.	6.500%	9/1/37	9,675	10,487
BellSouth Corp.	6.000%	10/15/11	25,000	26,157
BellSouth Corp.	5.200%	9/15/14	20,000	22,211
BellSouth Corp.	6.550%	6/15/34	32,225	35,248

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BellSouth Corp.	6.000%	11/15/34	11,995	12,204
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	30,113
CBS Corp.	4.300%	2/15/21	2,930	2,834
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	31,283
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	28,300
France Telecom SA	4.375%	7/8/14	16,800	18,283
Grupo Televisa SA	6.625%	1/15/40	25,090	27,417
^ News America Inc.	5.650%	8/15/20	14,505	16,872
Time Warner Cable Inc.	5.850%	5/1/17	34,980	39,896
Time Warner Cable Inc.	6.750%	6/15/39	29,985	32,937
Verizon Communications Inc.	4.350%	2/15/13	15,530	16,658
Verizon Communications Inc.	5.500%	4/1/17	25,000	28,406
Verizon Communications Inc.	5.850%	9/15/35	49,525	52,035
Verizon Communications Inc.	6.900%	4/15/38	9,710	11,430
Verizon Global Funding Corp.	6.875%	6/15/12	10,000	10,907
Verizon Global Funding Corp.	4.375%	6/1/13	10,000	10,816
Verizon Global Funding Corp.	7.750%	12/1/30	56,410	71,501
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,573
Vodafone Group plc	5.000%	12/16/13	10,000	10,971
Vodafone Group plc	5.375%	1/30/15	40,000	44,949
Consumer Cyclical (1.4%)
4 American Honda Finance Corp.	4.625%	4/2/13	50,000	53,746
CVS Caremark Corp.	4.875%	9/15/14	35,000	38,619
CVS Caremark Corp.	5.750%	6/1/17	16,285	18,660
Daimler Finance North America LLC	6.500%	11/15/13	49,855	56,870
Daimler Finance North America LLC	8.500%	1/18/31	33,000	44,348
Johnson Controls Inc.	7.125%	7/15/17	36,300	43,049
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	6,815
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	45,493
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	20,455
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	30,570
Staples Inc.	9.750%	1/15/14	25,220	30,832
Target Corp.	5.875%	3/1/12	40,000	42,582
Target Corp.	5.125%	1/15/13	24,025	26,150
Target Corp.	5.875%	7/15/16	20,000	23,618
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,784
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	23,059
Wal-Mart Stores Inc.	3.250%	10/25/20	19,465	18,948
Walt Disney Co.	6.375%	3/1/12	20,000	21,428
Walt Disney Co.	4.700%	12/1/12	33,500	36,075
Walt Disney Co.	5.625%	9/15/16	30,000	35,601
Western Union Co.	5.930%	10/1/16	60,000	69,258
Consumer Noncyclical (2.7%)
Abbott Laboratories	4.350%	3/15/14	30,500	33,453
Amgen Inc.	4.500%	3/15/20	6,625	7,135
Anheuser-Busch Cos. Inc.	5.000%	3/1/19	15,000	16,429
Anheuser-Busch Cos. Inc.	6.500%	1/1/28	19,550	22,127
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	9,830	11,021
AstraZeneca plc	6.450%	9/15/37	48,385	58,142
Baxter International Inc.	5.900%	9/1/16	12,498	14,853
4 Cargill Inc.	5.200%	1/22/13	36,000	38,769
4 Cargill Inc.	4.375%	6/1/13	20,400	21,765
4 Cargill Inc.	6.000%	11/27/17	25,000	29,060
4 Cargill Inc.	6.875%	5/1/28	19,355	22,275
4 Cargill Inc.	6.125%	4/19/34	28,980	31,084
Coca-Cola Co.	5.350%	11/15/17	85,000	98,191
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	46,519
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,398
Coca-Cola Refreshments USA Inc.	7.000%	10/1/26	10,075	13,017
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,791
Diageo Capital plc	5.200%	1/30/13	50,590	55,004
Eli Lilly & Co.	6.000%	3/15/12	45,000	47,977
Express Scripts Inc.	6.250%	6/15/14	14,670	16,635

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	38,206
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	38,277
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	47,351
Hershey Co.	4.850%	8/15/15	9,620	10,688
Johnson & Johnson	5.150%	7/15/18	14,800	17,038
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	34,006
Kraft Foods Inc.	5.375%	2/10/20	24,000	26,669
Medtronic Inc.	4.750%	9/15/15	20,000	22,602
Merck & Co. Inc.	5.125%	11/15/11	69,000	71,953
Merck & Co. Inc.	5.300%	12/1/13	39,000	43,694
Merck & Co. Inc.	6.550%	9/15/37	10,000	12,419
PepsiCo Inc.	5.150%	5/15/12	50,000	53,199
PepsiCo Inc.	3.100%	1/15/15	48,000	50,657
PepsiCo Inc.	7.000%	3/1/29	10,000	12,603
Pfizer Inc.	5.350%	3/15/15	33,000	37,747
Philip Morris International Inc.	4.500%	3/26/20	8,250	8,814
3 Procter & Gamble - Esop	9.360%	1/1/21	50,664	65,004
4 Roche Holdings Inc.	6.000%	3/1/19	14,250	16,983
4 SABMiller plc	6.500%	7/1/16	50,000	59,412
4 Tesco plc	5.500%	11/15/17	50,000	56,879
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,807
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,792
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	38,069
Energy (0.6%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	25,528
BP Capital Markets plc	3.125%	10/1/15	16,000	16,152
BP Capital Markets plc	4.750%	3/10/19	27,215	28,741
BP Capital Markets plc	4.500%	10/1/20	16,000	16,295
ConocoPhillips	5.200%	5/15/18	80,000	91,054
EOG Resources Inc.	5.625%	6/1/19	16,100	18,332
4 Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,775
Shell International Finance BV	3.250%	9/22/15	44,000	46,449
Shell International Finance BV	4.375%	3/25/20	38,000	41,121
Statoil ASA	2.900%	10/15/14	19,885	20,921
Suncor Energy Inc.	5.950%	12/1/34	20,700	20,924
Other Industrial (0.2%)
4 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	50,000	54,921
Snap-On Inc.	6.250%	8/15/11	34,990	36,208
Technology (0.8%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	42,909
Dell Inc.	5.875%	6/15/19	34,840	39,119
Hewlett-Packard Co.	5.500%	3/1/18	29,135	33,597
Hewlett-Packard Co.	3.750%	12/1/20	82,000	81,996
IBM International Group Capital LLC	5.050%	10/22/12	50,000	54,015
International Business Machines Corp.	8.375%	11/1/19	25,000	34,397
International Business Machines Corp.	5.875%	11/29/32	25,000	28,203
Intuit Inc.	5.400%	3/15/12	19,610	20,656
Microsoft Corp.	4.500%	10/1/40	30,765	29,235
Oracle Corp.	4.950%	4/15/13	25,020	27,371
Oracle Corp.	6.125%	7/8/39	18,000	20,273
Transportation (0.6%)
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	30,352	32,552
4 ERAC USA Finance LLC	5.900%	11/15/15	19,500	22,101
4 ERAC USA Finance LLC	7.000%	10/15/37	26,175	28,484
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	33,038	36,871
Southwest Airlines Co.	5.750%	12/15/16	32,500	34,959
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	27,195	29,342
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	21,362	23,499
United Parcel Service Inc.	4.500%	1/15/13	66,475	71,516
United Parcel Service Inc.	4.875%	11/15/40	14,815	14,703
				4,704,090

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (2.9%)
Electric (2.4%)
Alabama Power Co.	4.850%	12/15/12	42,330	45,729
Alabama Power Co.	5.550%	2/1/17	17,650	20,302
Alabama Power Co.	5.700%	2/15/33	15,000	15,932
Ameren Illinois Co.	6.125%	12/15/28	54,000	54,067
Carolina Power & Light Co.	6.300%	4/1/38	14,705	17,234
Commonwealth Edison Co.	5.950%	8/15/16	23,120	27,209
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,729
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	24,179
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,394
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	14,224
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,654
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,307
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,593
4 EDP Finance BV	5.375%	11/2/12	40,745	42,113
4 Enel Finance International SA	6.800%	9/15/37	38,515	42,306
Florida Power & Light Co.	5.550%	11/1/17	9,835	11,503
Florida Power & Light Co.	5.650%	2/1/35	50,000	54,059
Florida Power & Light Co.	4.950%	6/1/35	10,000	9,842
Florida Power & Light Co.	5.650%	2/1/37	5,000	5,415
Florida Power & Light Co.	5.950%	2/1/38	39,215	44,314
Florida Power Corp.	6.350%	9/15/37	8,000	9,356
Florida Power Corp.	6.400%	6/15/38	27,055	31,898
Georgia Power Co.	5.400%	6/1/18	38,660	44,369
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,000	27,693
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	26,017
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	67,888
Northern States Power Co.	6.250%	6/1/36	50,000	58,364
NSTAR	4.500%	11/15/19	3,535	3,799
PacifiCorp	5.900%	8/15/34	12,500	13,750
PacifiCorp	6.250%	10/15/37	36,635	42,324
Peco Energy Co.	5.350%	3/1/18	20,545	23,594
Potomac Electric Power Co.	6.500%	11/15/37	25,000	29,224
PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,383
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	28,783
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,323
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,614
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	38,588
Southern California Edison Co.	6.000%	1/15/34	7,695	8,670
Southern California Edison Co.	5.550%	1/15/37	50,475	54,010
Southern California Edison Co.	5.950%	2/1/38	50,000	56,181
Southern Co.	5.300%	1/15/12	13,300	13,963
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	23,331
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	18,703
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	47,887
Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	25,815	30,299
British Transco Finance Inc.	6.625%	6/1/18	50,000	58,224
4 DCP Midstream LLC	6.450%	11/3/36	30,325	31,202
KeySpan Corp.	4.650%	4/1/13	9,000	9,558
National Grid plc	6.300%	8/1/16	30,000	35,389
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	47,428
Wisconsin Gas LLC	6.600%	9/15/13	13,100	14,515
Other Utility (0.1%)
UGI Utilities Inc.	5.753%	9/30/16	37,590	43,754

				1,494,186
Total Corporate Bonds (Cost $11,040,519)				11,932,230
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
4 Abu Dhabi Government International Bond	5.500%	8/2/12	10,000	10,660
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	43,342

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Austria Government International Bond	2.000%	11/15/12	19,825	20,345
4	CDP Financial Inc.	4.400%	11/25/19	40,000	42,245
4	EDF SA	4.600%	1/27/20	50,000	54,393
	Inter-American Development Bank	4.375%	9/20/12	40,000	42,607
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	42,592
	Japan Finance Organization for Municipalities	4.625%	4/21/15	50,000	56,383
	Kreditanstalt fuer Wiederaufbau	7.000%	3/1/13	10,000	11,348
	Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	70,000	68,662
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	50,000	55,546
^	Province of British Columbia Canada	4.300%	5/30/13	40,000	43,511
	Province of Ontario Canada	4.500%	2/3/15	35,000	38,959
	Province of Ontario Canada	4.000%	10/7/19	56,415	59,997
	Province of Ontario Canada	4.400%	4/14/20	50,000	54,311
	Province of Quebec Canada	4.875%	5/5/14	25,000	28,164
	Province of Quebec Canada	5.125%	11/14/16	50,000	57,369
4	Qatar Government International Bond	4.000%	1/20/15	32,000	33,552
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	16,437
	South Africa Government International Bond	6.500%	6/2/14	21,900	25,021
Total Sovereign Bonds (Cost $744,114)					805,444
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,285	14,235
	Bay Area Toll Auth. CA Toll Bridge Rev. (San Francisco
	Bay Area)	6.263%	4/1/49	40,000	40,775
	Board of Trustees of The Leland Stanford Junior
	University	6.875%	2/1/24	34,745	43,500
	Board of Trustees of The Leland Stanford Junior
	University	7.650%	6/15/26	29,000	36,811
	California GO	5.700%	11/1/21	11,840	11,858
	California GO	7.600%	11/1/40	20,000	20,649
	Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	8,545	9,072
	Chicago IL O'Hare International Airport Rev.	6.845%	1/1/38	21,280	21,791
	Chicago IL O'Hare International Airport Rev.	6.395%	1/1/40	8,970	8,952
	Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	29,925	31,826
	Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	29,200	29,500
5	Kansas Dev. Finance Auth. Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	50,000	49,401
	Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	13,645	14,151
	Los Angeles CA USD GO	5.750%	7/1/34	55,325	52,165
	Louisville & Jefferson County KY Metro. Sewer Dist.	6.250%	5/15/43	19,000	19,319
	Maryland Transp. Auth. Rev.	5.888%	7/1/43	21,685	23,194
	Massachusetts Development Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	50,675	54,920
	Massachusetts School Building Auth. Dedicated Sales
	Tax Rev.	5.715%	8/15/39	22,105	23,145
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	35,285	39,623
	New York City NY Muni. Water Finance Auth. Water &
	Sewer System Rev.	5.882%	6/15/44	15,950	16,142
	North Texas Tollway Auth. Rev.	6.718%	1/1/49	61,100	60,595
3,4	Ohana Military Communities LLC	5.558%	10/1/36	9,600	8,522
3,4	Ohana Military Communities LLC	5.780%	10/1/36	16,360	15,256
	Oregon GO	5.902%	8/1/38	19,510	20,081
	Oregon School Boards Association GO	5.528%	6/30/28	50,000	51,224
	Oregon State Dept. Transp. Highway Usertax Rev.	5.834%	11/15/34	25,930	27,504
4	Pacific Beacon LLC	5.379%	7/15/26	9,000	9,350
	Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	12,735	13,814
	Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	10,455	11,167
	San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	11,890	12,604
	Univ. of California Regents	5.770%	5/15/43	24,325	23,657
	Univ. of California Regents	6.548%	5/15/48	14,820	14,834
	Univ. of California Regents	6.583%	5/15/49	23,785	24,738
Total Taxable Municipal Bonds (Cost $833,085)					854,375

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2010

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (4.0%)
Repurchase Agreement (3.9%)
BNP Paribas Securities Corp.(Dated 11/30/10,
Repurchase Value $2,013,114,000, collateralized by
Federal Home Loan Mortgage Corp. 3.500%-5.500%,
11/1/25-12/1/40, Federal National Mortgage Assn.
4.500%-5.500%, 1/1/25-7/1/40)	0.250%	12/1/10	2,013,100	2,013,100

			Shares
Money Market Fund (0.1%)
6,7 Vanguard Market Liquidity Fund	0.216%		30,658,020	30,658
Total Temporary Cash Investments (Cost $2,043,758)				2,043,758
Total Investments (101.4%) (Cost $44,842,828)				52,058,805
Other Assets and Liabilities—Net (-1.4%)[7]				(719,290)
Net Assets (100%)				51,339,515

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $29,733,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the aggregate value of these securities was $2,028,001,000, representing 4.0% of net assets.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $30,658,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.

11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellington Fund (the "Fund") as of November 30, 2010 and for the year then ended and have issued our unqualified report thereon dated January 13, 2011. Our audit included audit of the Fund's schedule of investments as of November 30, 2010. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audits.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
January 13, 2011

12

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 210_012011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2010: $31,000
Fiscal Year Ended November 30, 2009: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2010: $3,607,060
Fiscal Year Ended November 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2010: $791,350
Fiscal Year Ended November 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2010: $336,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2010: $16,000
Fiscal Year Ended November 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2010: $352,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

            (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
            (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

    (a) Code of Ethics.
    (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.